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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 26, 2006

                             AMERIGROUP Corporation
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   001-31574               54-1739323
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                4425 Corporation Lane
               Virginia Beach, Virginia                         23462
       (Address of principal executive office)                (Zip Code)

       Registrant's telephone number, including area code: (757) 490-6900

                                 Not Applicable
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           Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on October 26, 2006 containing financial information for the Company for the quarterly period ended September 30, 2006.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT
NUMBER   DESCRIPTION
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99.1     Press Release, dated October 26, 2006 by AMERIGROUP Corporation
         (the "Company").

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERIGROUP Corporation

October 26, 2006                              By:    James W. Truess
                                                     ---------------------------
                                              Name:  James W. Truess
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
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99.1      Press Release, dated October 26, 2006 by AMERIGROUP Corporation.